Exhibit 99.1

For Immediate Release

Contacts:	Krista Bessinger Oracle Investor Relations +1.650.506.4073 investor_us@oracle.com	Bob Wynne Oracle Corporate Communications +1.650.506.5834 bob.wynne@oracle.com

ORACLE REPORTS Q2 GAAP EPS UP 20% TO 18 CENTS, NON-GAAP EPS UP 18% TO 22 CENTS

Applications New License Revenues Up 28%, Database and Middleware New License Revenues Up 9%

REDWOOD SHORES, Calif., December 18, 2006 — Oracle Corporation (NASDAQ-GS: ORCL) today announced fiscal 2007 Q2 GAAP earnings per share were up 20% to $0.18, compared to the same quarter last year. Second quarter total GAAP revenues were up 26% to $4.2 billion, while quarterly GAAP net income was up 21% to $967 million. Total GAAP software revenues were up 23% to $3.2 billion with database and middleware new license revenues up 9% and applications new license revenues up 28%. Services revenues were up 41% to $949 million, compared to the same quarter last year.

Second quarter non-GAAP earnings per share were up 18% to $0.22, and non-GAAP net income was up 20% to $1.17 billion, compared to the same quarter last year.

“We delivered strong top line revenue growth along with solid earnings for the second quarter,” said Oracle President and CFO, Safra Catz. “We are now halfway through our five year plan targeting EPS growth at 20% per year. For the first two-and-a-half years we are comfortably ahead of that target.”

“We continue to gain market share in applications from SAP, in middleware from BEA, and in database from IBM,” said Oracle President, Charles Phillips. “In Q2 our middleware new license growth was exceptionally strong. We expect to pass BEA in total middleware new license sales later this year.”

“Our applications acquisition strategy has strengthened our competitiveness in several industries including retail, banking, telecommunications and utilities,” said Oracle CEO, Larry Ellison. “Now, the very first industry vertical we entered via acquisition, our retail software business, is beginning to see the benefits of operational integration with Oracle. In Q2, our retail new software license sales more than tripled. During the second half of the year the retail business unit expects to do even better. Eight of the top ten retailers in North America use Oracle retail software, only one uses SAP.”

###

Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit Oracle on the web at www.oracle.com/investor or call Investor Relations at (650) 506-4073.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program, and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of December 18, 2006. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2007 QUARTER TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended November 30,					% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2006	% of Revenues		2005	% of Revenues

REVENUES
New software licenses	$1,207	29%		$1,058	32%	14%		10%
Software license updates and product support	2,007	48%		1,559	48%	29%		25%

Software Revenues	3,214	77%		2,617	80%	23%		19%

Services	949	23%		675	20%	41%		36%

Total Revenues	4,163	100%		3,292	100%	26%		23%

OPERATING EXPENSES
Sales and marketing	915	22%		706	22%	30%		26%
Software license updates and product support	205	5%		175	5%	17%		14%
Cost of services	820	20%		582	18%	41%		37%
Research and development	519	12%		468	14%	11%		10%
General and administrative	170	4%		109	3%	56%		53%
Amortization of intangible assets	202	5%		126	4%	60%		60%
Acquisition related (2)	(36)	(1%	)	10	0%	(471%	)	(467%	)
Restructuring	11	0%		—	0%	100%		100%

Total Operating Expenses	2,806	67%		2,176	66%	29%		26%

OPERATING INCOME	1,357	33%		1,116	34%	22%		16%
Interest expense	(82)	(2%	)	(16)	0%	409%		*
Non-operating income, net	79	2%		22	0%	262%		*

INCOME BEFORE PROVISION FOR INCOME TAXES	1,354	33%		1,122	34%	21%		*

Provision for income taxes	387	10%		324	10%	20%		*

NET INCOME	$967	23%		$798	24%	21%		*

EARNINGS PER SHARE:
Basic	$0.19			$0.15		20%
Diluted	$0.18			$0.15		20%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,184			5,152		1%
Diluted	5,287			5,238		1%

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2006, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the three months ended November 30, 2006 compared with the corresponding prior year period, contributing 3 percentage points of revenue, 3 percentage points of operating expense and 6 percentage points of operating income growth.

(2)	Acquisition related costs include a benefit of $51.5 million related to the settlement of a pre-acquisition lawsuit against PeopleSoft, Inc. filed on behalf of the U.S. government. Please see Appendix A for further discussion.

ORACLE CORPORATION

Q2 FISCAL 2007 QUARTER TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $
	2006 GAAP	Adj.	2006 Non-GAAP	2005 GAAP	Adj.	2005 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$4,163	$53	$4,216	$3,292	$102	$3,394	26%		24%

TOTAL SOFTWARE REVENUES (2)	$3,214	$53	$3,267	$2,617	$102	$2,719	23%		20%
New software licenses	1,207	—	1,207	1,058	—	1,058	14%		14%
Software license updates and product support (2)	2,007	53	2,060	1,559	102	1,661	29%		24%

TOTAL OPERATING EXPENSES	$2,806	$(224)	$2,582	$2,176	$(143)	$2,033	29%		27%
Stock-based compensation (3)	47	(47)	—	7	(7)	—	554%		0%
Amortization of intangible assets (4)	202	(202)	—	126	(126)	—	60%		0%
Acquisition related	(36)	36	—	10	(10)	—	(471%	)	0%
Restructuring	11	(11)	—	—	—	—	100%		0%

OPERATING INCOME	$1,357	$277	$1,634	$1,116	$245	$1,361	22%		20%

OPERATING MARGIN %	33%		39%	34%		40%	(4%	)	(3%	)

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	$387	$79	$466	$324	$71	$395	19%		18%

NET INCOME	$967	$198	$1,165	$798	$174	$972	21%		20%

DILUTED EARNINGS PER SHARE (6)	$0.18		$0.22	$0.15		$0.19	20%		18%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,287	16	5,303	5,238	—	5,238	1%		1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of November 30, 2006, that will not be recognized in future periods due to business combination accounting rules are as follows:

Remainder of Fiscal 2007	$38
Fiscal 2008	9

Total	$47

(3)	Stock-based compensation is included in the following GAAP operating expenses:

	Q2 Fiscal 2007			Q2 Fiscal 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$8	$(8)	$—	$1	$(1)	$—
Software license updates and product support	3	(3)	—	—	—	—
Cost of services	3	(3)	—	2	(2)	—
Research and development	21	(21)	—	4	(4)	—
General and administrative	12	(12)	—	—	—	—

Subtotal	47	(47)	—	7	(7)	—

Acquisition related	—	—	—	1	(1)	—

Total stock-based compensation	$47	$(47)	$—	$8	$(8)	$—

Stock-based compensation expense in the second quarter of fiscal 2007 is recognized at fair value under FASB Statement 123R. Stock-based compensation expense in the second quarter of fiscal 2006 is recognized at intrinsic value under APB Opinion 25 and pertains only to unvested stock options assumed from acquisitions.

(4)	Estimated future amortization expense related to intangible assets as of November 30, 2006 is as follows:

Remainder of Fiscal 2007	$415
Fiscal 2008	819
Fiscal 2009	811
Fiscal 2010	687
Fiscal 2011	475
Fiscal 2012	375
Thereafter	977

Total	$4,559

(5)	The income tax provision was calculated reflecting a tax rate of 28.6% and 28.9% in the second quarter of fiscal 2007 and 2006, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted shares outstanding were calculated excluding the effects of expensing stock options under Statement 123R.

ORACLE CORPORATION

Q2 FISCAL 2007 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Six Months Ended November 30,					% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2006	% of Revenues		2005	% of Revenues

REVENUES
New software licenses	$2,011	26%		$1,687	28%	19%		16%
Software license updates and product support	3,948	51%		3,061	50%	29%		26%

Software Revenues	5,959	77%		4,748	78%	25%		23%

Services	1,795	23%		1,312	22%	37%		34%

Total Revenues	7,754	100%		6,060	100%	28%		25%

OPERATING EXPENSES
Sales and marketing	1,665	21%		1,321	22%	26%		23%
Software license updates and product support	404	5%		335	6%	21%		18%
Cost of services	1,599	21%		1,145	19%	40%		37%
Research and development	1,026	14%		868	14%	18%		18%
General and administrative	328	4%		265	4%	24%		22%
Amortization of intangible assets	401	5%		249	4%	60%		60%
Acquisition related (2)	12	0%		38	1%	(68%	)	(69%	)
Restructuring	20	0%		11	0%	85%		77%

Total Operating Expenses	5,455	70%		4,232	70%	29%		27%

OPERATING INCOME	2,299	30%		1,828	30%	26%		21%
Interest expense	(166)	(2%	)	(37)	0%	347%		*
Non-operating income, net	183	2%		63	1%	187%		*

INCOME BEFORE PROVISION FOR INCOME TAXES	2,316	30%		1,854	31%	25%		*

Provision for income taxes	679	9%		538	9%	26%		*

NET INCOME	$1,637	21%		$1,316	22%	24%		*

EARNINGS PER SHARE:
Basic	$0.31			$0.26		23%
Diluted	$0.31			$0.25		23%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,200			5,150		1%
Diluted	5,297			5,241		1%

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2006, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the six months ended November 30, 2006 compared with the corresponding prior year period, contributing 3 percentage points of revenue, 2 percentage points of operating expense and 5 percentage points of operating income growth.

(2)	Acquisition related costs include a benefit of $51.5 million related to the settlement of a pre-acquisition lawsuit against PeopleSoft, Inc. filed on behalf of the U.S. government. Please see Appendix A for further discussion.

ORACLE CORPORATION

Q2 FISCAL 2007 YEAR TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $
	2006 GAAP	Adj.	2006 Non-GAAP	2005 GAAP	Adj.	2005 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$7,754	$122	$7,876	$6,060	$240	$6,300	28%		25%

TOTAL SOFTWARE REVENUES (2)	$5,959	$122	$6,081	$4,748	$240	$4,988	25%		22%
New software licenses	2,011	—	2,011	1,687	—	1,687	19%		19%
Software license updates and product support (2)	3,948	122	4,070	3,061	240	3,301	29%		23%

TOTAL OPERATING EXPENSES	$5,455	$(530)	$4,925	$4,232	$(314)	$3,918	29%		26%
Stock-based compensation (3)	97	(97)	—	16	(16)	—	499%		0%
Amortization of intangible assets (4)	401	(401)	—	249	(249)	—	60%		0%
Acquisition related	12	(12)	—	38	(38)	—	(68%	)	0%
Restructuring	20	(20)	—	11	(11)	—	85%		0%

OPERATING INCOME	$2,299	$652	$2,951	$1,828	$554	$2,382	26%		24%

OPERATING MARGIN %	30%		37%	30%		38%	(2%	)	(1%	)

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	$679	$193	$872	$538	$160	$698	26%		25%

NET INCOME	$1,637	$459	$2,096	$1,316	$394	$1,710	24%		23%

DILUTED EARNINGS PER SHARE (6)	$0.31		$0.39	$0.25		$0.33	23%		21%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,297	12	5,309	5,241	—	5,241	1%		1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of November 30, 2006, that will not be recognized in future periods due to business combination accounting rules are as follows:

Remainder of Fiscal 2007	$38
Fiscal 2008	9

Total	$47

(3)	Stock-based compensation is included in the following GAAP operating expenses:

	First Half Fiscal 2007			First Half Fiscal 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$18	$(18)	$—	$3	$(3)	$—
Software license updates and product support	6	(6)	—	1	(1)	—
Cost of services	6	(6)	—	4	(4)	—
Research and development	43	(43)	—	8	(8)	—
General and administrative	24	(24)	—	—	—	—

Subtotal	97	(97)	—	16	(16)	—

Acquisition related	1	(1)	—	4	(4)	—

Total stock-based compensation	$98	$(98)	$—	$20	$(20)	$—

Stock-based compensation expense in the first half of fiscal 2007 is recognized at fair value under FASB Statement 123R. Stock-based compensation expense in the first half of fiscal 2006 is recognized at intrinsic value under APB Opinion 25 and pertains only to unvested stock options assumed from acquisitions.

(4)	Estimated future amortization expense related to intangible assets as of November 30, 2006 is as follows:

Remainder of Fiscal 2007	$415
Fiscal 2008	819
Fiscal 2009	811
Fiscal 2010	687
Fiscal 2011	475
Fiscal 2012	375
Thereafter	977

Total	$4,559

(5)	The income tax provision was calculated reflecting a tax rate of 29.3% and 29.0% in the first half of fiscal 2007 and 2006, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted shares outstanding were calculated excluding the effects of expensing stock options under Statement 123R.

ORACLE CORPORATION

Q2 FISCAL 2007 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	November 30, 2006	May 31, 2006

ASSETS

Current Assets:
Cash and cash equivalents	$4,684	$6,659
Marketable securities	3,141	946
Trade receivables, net	2,543	3,022
Deferred tax assets	706	714
Other current assets	588	633

Total Current Assets	11,662	11,974

Non-Current Assets:
Property, net	1,446	1,391
Intangible assets, net	4,559	4,528
Goodwill	10,682	9,809
Other assets	578	1,327

Total Non-Current Assets	17,265	17,055

TOTAL ASSETS	$28,927	$29,029

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$168	$159
Accounts payable	284	268
Income taxes payable	647	810
Accrued compensation and related benefits	909	1,172
Accrued restructuring	173	412
Deferred revenues	2,770	2,830
Other current liabilities	1,145	1,279

Total Current Liabilities	6,096	6,930

Non-Current Liabilities:
Long-term debt	5,735	5,735
Deferred tax liabilities	561	564
Accrued restructuring	252	273
Deferred revenues	115	114
Minority interests	415	202
Other long-term liabilities	239	199

Total Non-Current Liabilities	7,317	7,087

Stockholders' Equity	15,514	15,012

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$28,927	$29,029

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q2 FISCAL 2007 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Six Months Ended November 30,
	2006	2005

Cash Flows From Operating Activities:
Net income	$1,637	$1,316
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	124	110
Amortization of intangible assets	401	249
Deferred income taxes	5	(65)
Minority interests in income	32	17
Stock-based compensation	97	20
Tax benefit on the exercise of stock options	205	59
Excess tax benefits from stock-based compensation (2)	(159)	—
In-process research and development	50	12
Net investment gains related to equity securities	(18)	(4)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables	681	558
Decrease in prepaid expenses and other assets	23	162
Decrease in accounts payable and other liabilities	(855)	(308)
Decrease in income taxes payable	(195)	(278)
Decrease in deferred revenues	(162)	(92)

Net cash provided by operating activities	1,866	1,756

Cash Flows From Investing Activities:
Purchases of marketable securities	(4,246)	(926)
Proceeds from maturities and sale of investments	2,204	1,203
Acquisitions, net of cash acquired	(488)	(498)
Purchases of equity and other investments	(5)	(608)
Capital expenditures	(106)	(86)
Proceeds from sales of property	—	89

Net cash used for investing activities	(2,641)	(826)

Cash Flows From Financing Activities:
Payments for repurchase of common stock (3)	(1,936)	(324)
Proceeds from issuance of common stock	566	245
Proceeds from borrowings, net of financing costs	—	6,518
Payments of debt	(8)	(8,321)
Excess tax benefits from stock-based compensation (2)	159	—
Distributions to minority interests	(29)	(23)

Net cash used for financing activities	(1,248)	(1,905)

Effect of exchange rate changes on cash and cash equivalents	48	(82)

Net decrease in cash and cash equivalents	(1,975)	(1,057)

Cash and cash equivalents at beginning of period	6,659	3,894

Cash and cash equivalents at end of period	$4,684	$2,837

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

(2)	Excess tax benefits received from stock-based compensation arrangements are presented as financing cash inflows rather than operating cash inflows prospectively from June 1, 2006, which is our adoption date of Statement 123R. Prior period reclassifications are not allowed.

(3)	We repurchased 121 million shares for approximately $2 billion during the six months ended November 30, 2006 (including 3 million shares for $48 million that were repurchased but not settled at November 30, 2006).

ORACLE CORPORATION

Q2 FISCAL 2007 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2006				Fiscal 2007 (2)
	Q1	Q2	Q3	Q4	Q1	Q2 (3)	Q3	Q4

GAAP Operating Cash Flow	$3,596	$3,509	$3,857	$4,541	$4,706	$4,651

Capital Expenditures (4)	(206)	(182)	(199)	(236)	(233)	(256)

Free Cash Flow	$3,390	$3,327	$3,658	$4,305	$4,473	$4,395

% Growth	6%	4%	8%	28%	32%	32%

GAAP Net Income	$2,896	$2,878	$3,103	$3,381	$3,532	$3,702

Free Cash Flow as a % of Net Income	117%	116%	118%	127%	127%	119%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	We adopted FASB Statement 123R on June 1, 2006 under the modified prospective method. Under the modified prospective method, prior period reclassifications are not allowed. Excess tax benefits received from stock-based compensation arrangements are presented as financing cash inflows rather than operating cash inflows prospectively from June 1, 2006. Excess tax benefits reclassified from GAAP Operating Cash Flow were $159 million for the trailing 4-quarters ended November 30, 2006.

(3)	Free cash flow and free cash flow as a percent of GAAP net income for the first half of fiscal 2006 and first half of fiscal 2007:

	First Half of Fiscal 2006		First Half of Fiscal 2007

GAAP Operating Cash Flow	$1,756		$1,866
Capital Expenditures	(86)		(106)

Free Cash Flow	$1,670		$1,760

% Growth	(2%	)	5%

GAAP Net Income	$1,316		$1,637

Free Cash Flow as a % of Net Income	127%		108%

(4)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q2 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES

New software licenses	$629	$1,058	$1,096	$2,121	$4,905	$804	$1,207			$2,011
Software license updates and product support	1,502	1,559	1,703	1,873	6,636	1,941	2,007			3,948

Software Revenues	2,131	2,617	2,799	3,994	11,541	2,745	3,214			5,959

Consulting	481	506	501	632	2,120	640	716			1,356
On Demand	84	87	96	130	397	125	140			265
Education	72	82	74	95	322	81	93			174

Services Revenues	637	675	671	857	2,839	846	949			1,795

Total Revenues	$2,768	$3,292	$3,470	$4,851	$14,380	$3,591	$4,163			$7,754

AS REPORTED REVENUE GROWTH RATES
New software licenses	12%	9%	16%	32%	20%	28%	14%			19%
Software license updates and product support	28%	25%	23%	24%	25%	29%	29%			29%
Software Revenues	23%	18%	20%	28%	23%	29%	23%			25%

Consulting	36%	28%	7%	7%	17%	33%	42%			37%
On Demand	18%	20%	26%	62%	32%	49%	61%			55%
Education	42%	25%	9%	11%	20%	13%	14%			14%
Services Revenues	34%	26%	9%	13%	19%	33%	41%			37%

Total Revenues	25%	19%	18%	25%	22%	30%	26%			28%

CONSTANT CURRENCY GROWTH RATES
New software licenses	10%	12%	20%	32%	21%	26%	10%			16%
Software license updates and product support	26%	27%	27%	25%	26%	27%	25%			26%
Software Revenues	21%	20%	24%	28%	24%	27%	19%			23%

Consulting	34%	31%	10%	8%	19%	31%	37%			34%
On Demand	17%	22%	29%	63%	33%	47%	56%			52%
Education	40%	27%	13%	12%	21%	11%	11%			11%
Services Revenues	32%	29%	13%	14%	21%	31%	36%			34%

Total Revenues	23%	22%	22%	26%	23%	28%	23%			25%

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,475	$1,733	$1,848	$2,595	$7,652	$1,956	$2,170			$4,126
Europe, Middle East & Africa	883	1,090	1,164	1,572	4,708	1,140	1,422			2,562
Asia Pacific	410	469	458	684	2,020	495	571			1,066

Total Revenues	$2,768	$3,292	$3,470	$4,851	$14,380	$3,591	$4,163			$7,754

HEADCOUNT (2)

GEOGRAPHIC AREA
Domestic	21,198	21,133	23,256	23,209		23,503	24,054
International	28,318	30,021	32,326	32,924		41,623	44,380

Total Company	49,516	51,154	55,582	56,133		65,126	68,434

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Headcount has increased primarily due to acquisitions and the consolidation of i-flex beginning in the first quarter of fiscal 2007.

ORACLE CORPORATION

Q2 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES

New software licenses	$127	$266	$269	$641	$1,303	$228	$340			$568
Software license updates and product support	466	502	608	676	2,252	703	728			1,431

Software Revenues	$593	$768	$877	$1,317	$3,555	$931	$1,068			$1,999

AS REPORTED GROWTH RATES
New software licenses	84%	24%	77%	83%	66%	80%	28%			45%
Software license updates and product support	96%	98%	73%	52%	75%	51%	45%			48%
Software Revenues	93%	64%	74%	66%	71%	57%	39%			47%

CONSTANT CURRENCY GROWTH RATES
New software licenses	82%	27%	82%	83%	67%	78%	25%			42%
Software license updates and product support	93%	101%	79%	53%	77%	49%	41%			45%
Software Revenues	91%	67%	80%	66%	72%	55%	35%			44%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$502	$792	$827	$1,480	$3,602	$576	$867			$1,443
Software license updates and product support	1,036	1,057	1,095	1,197	4,384	1,238	1,279			2,517

Software Revenues	$1,538	$1,849	$1,922	$2,677	$7,986	$1,814	$2,146			$3,960

AS REPORTED GROWTH RATES
New software licenses	2%	5%	4%	18%	9%	15%	9%			11%
Software license updates and product support	10%	6%	6%	12%	8%	19%	21%			20%
Software Revenues	7%	5%	5%	15%	9%	18%	16%			17%

CONSTANT CURRENCY GROWTH RATES
New software licenses	0%	8%	8%	18%	10%	13%	5%			9%
Software license updates and product support	9%	8%	9%	13%	9%	18%	18%			18%
Software Revenues	6%	8%	9%	15%	10%	16%	13%			14%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q2 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1) (2)

($ in millions)

	Fiscal 2006								Fiscal 2007
	Q1		Q2		Q3		Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$194		$327		$334		$662	$1,518	$232	$333			$565
Applications	75		163		148		395	782	126	195			321

New Software License Revenues	$269		$490		$482		$1,057	$2,300	$358	$528			$886

AS REPORTED GROWTH RATES
Database & Middleware	(2%	)	15%		16%		22%	16%	19%	2%			8%
Applications	150%		41%		61%		73%	67%	69%	19%			35%
New Software License Revenues	19%		22%		27%		37%	29%	33%	8%			17%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	(4%	)	13%		14%		21%	14%	18%	2%			8%
Applications	148%		40%		60%		72%	66%	69%	19%			35%
New Software License Revenues	17%		21%		25%		36%	28%	32%	7%			16%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$164		$282		$316		$515	$1,278	$184	$341			$525
Applications	38		75		96		158	366	69	101			170

New Software License Revenues	$202		$357		$412		$673	$1,644	$253	$442			$695

AS REPORTED GROWTH RATES
Database & Middleware	4%		(7%	)	(3%	)	7%	1%	12%	21%			17%
Applications	38%		(6%	)	119%		108%	61%	83%	35%			51%
New Software License Revenues	9%		(7%	)	12%		20%	10%	25%	24%			24%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	3%		0%		6%		7%	5%	8%	11%			10%
Applications	36%		1%		138%		108%	67%	78%	25%			43%
New Software License Revenues	8%		0%		22%		21%	14%	21%	14%			17%

ASIA PACIFIC

Database & Middleware	$134		$176		$170		$292	$771	$149	$185			$334
Applications	14		28		25		88	155	33	44			77

New Software License Revenues	$148		$203		$195		$380	$926	$182	$229			$411

AS REPORTED GROWTH RATES
Database & Middleware	2%		9%		1%		31%	13%	12%	5%			8%
Applications	28%		48%		52%		94%	69%	126%	58%			81%
New Software License Revenues	4%		13%		5%		42%	20%	23%	12%			17%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	0%		14%		6%		34%	16%	13%	2%			7%
Applications	23%		50%		60%		96%	71%	124%	53%			77%
New Software License Revenues	2%		18%		11%		45%	23%	24%	9%			15%

TOTAL COMPANY

Database & Middleware	$492		$785		$820		$1,469	$3,567	$565	$859			$1,424
Applications	127		266		269		641	1,303	228	340			568

New Software License Revenues	$619		$1,051		$1,089		$2,110	$4,870	$793	$1,199			$1,992

AS REPORTED GROWTH RATES
Database & Middleware	1%		5%		5%		18%	9%	15%	9%			11%
Applications	84%		24%		77%		83%	66%	80%	28%			45%
New Software License Revenues	12%		9%		17%		32%	20%	28%	14%			19%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	0%		8%		9%		18%	10%	13%	5%			8%
Applications	82%		27%		82%		83%	67%	78%	25%			42%
New Software License Revenues	10%		12%		21%		32%	21%	27%	10%			16%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2007 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the table, which exclude certain business combination accounting entries and expenses related to acquisitions as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effect:

•	Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one-year period subsequent to acquisitions do not reflect the full amount of revenue on assumed contracts that would have otherwise been recorded by the acquired entities. The non-GAAP adjustment is intended to reflect the full amount of such revenue. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be sure that customers will renew these contracts.

•	Stock-based compensation: We adopted FASB Statement No. 123R, Share-Based Payments, on June 1, 2006 under the modified prospective method. Statement 123R requires us to record non-cash operating expenses associated with stock option awards at their estimated fair values. Prior to our Statement 123R adoption, we were required to record stock-based compensation expenses at intrinsic values, which were substantially related to options assumed from acquisitions. In accordance with the modified prospective method, our financial statements for prior periods have not been restated to reflect, and do not include, the changes in methodology to expense options at fair values in accordance with Statement 123R. Although stock-based compensation is a key incentive offered to our employees, and we believe it contributed to the revenue earned during the period and will contribute to our future revenue generation, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangibles from our non-GAAP net income. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. We believe the exclusion of these amounts enables investors to better evaluate our current operating performance compared with prior periods. Investors should note that the use of intangible assets contributed to revenue earned during the period and will contribute to future revenues as well. Amortization expenses are recurring.

•	Acquisition related charges and restructuring costs: We incurred significant expenses in connection with acquisitions, which we would not have otherwise incurred. Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-based compensation expenses (in addition to the stock-based compensation expenses described above) and personnel related costs for transitional employees. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the terms of the options. Restructuring costs consist of Oracle employee severance and Oracle duplicate facility closures in connection with acquisitions. We believe it is useful for investors to understand the effect of these expenses on our cost structure. Although acquisition related charges and restructuring costs are not recurring with respect to past acquisitions, we will incur these charges in connection with future acquisitions.

For the three months ended November 30, 2006, acquisition related charges also included a benefit related to the settlement of a lawsuit filed against PeopleSoft on behalf of the U.S. government. This lawsuit was filed in October 2003, prior to our acquisition of PeopleSoft. The lawsuit alleged PeopleSoft made defective pricing disclosures to the General Services Administration. This lawsuit represented a pre-acquisition contingency that we identified and assumed in connection with the PeopleSoft acquisition. On October 10, 2006, we agreed to pay the U.S. government $98.5 million to settle this lawsuit. Business combination accounting standards require that after the end of the purchase price allocation period, any adjustment that results from a pre-acquisition contingency should be included as an element of net income in the period of settlement, versus an adjustment to the original purchase price allocation. Since the purchase price allocation period for PeopleSoft ended in the third quarter of fiscal 2006, the favorable difference of $51.5 million between the estimated exposure recorded for this lawsuit during the purchase price allocation period and the actual settlement amount has been included in our consolidated statement of operations for the three and six month periods ended November 30, 2006 as a component of acquisition related charges.